Putnam
Europe
Growth Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

12-31-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

During the first half of Putnam Europe Growth Fund's semiannual period, the European markets in which the fund invests remained under pressure because of the spreading global economic slowdown. However, late in the year, after recognizing that they had been unduly pessimistic, investors began reentering the market. Their enthusiasm, however, was not sufficient to offset the period's earlier losses.

Your fund's management team has responded to these developments by adjusting the portfolio's weightings within European industry sectors while maintaining its emphasis on high-quality companies. Most importantly, in our view, the team adhered strictly to the fund's stated investment style as it has charted a course to take advantage of the global economic recovery that is widely expected to develop in the year ahead.

As you will note in this report, we are now listing the team responsible for the fund's operation instead of naming individual fund managers. The change will not affect the way your fund is managed. Rather, it reflects Putnam's belief that mutual funds are more effectively overseen by teams rather than individuals.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
February 13, 2002

REPORT FROM FUND MANAGEMENT

The fund is managed by the Putnam International Core Team

The terrain shifted in European markets during the six months from June 30 to December 31, 2001, the first half of Putnam Europe Growth Fund's 2002 fiscal year. The biggest change came midway through the period when terrorist attacks in the United States on September 11 reverberated in markets around the world. Stock prices fell sharply, but did not remain low. Instead, September marked a turning point. In the wake of pessimism, a more rational assessment of Europe's economic resilience emerged, as did an unexpectedly strong policy response from the European Central Bank, which cut interest rates to encourage confidence. Your fund was cautiously positioned during the period, which helped to limit losses as markets declined. When markets rallied from October to December the fund lagged behind, primarily because of overweight positions in insurance and media stocks. Your fund underperformed its benchmark index as shown on page 7 but was slightly ahead of the Lipper average for international funds at net asset value.*

Total return for 6 months ended 12/31/01

       Class A          Class B          Class C          Class M
     NAV     POP      NAV    CDSC      NAV    CDSC      NAV     POP
-----------------------------------------------------------------------
   -5.47%  -10.92%  -5.79%  -10.50%  -5.82%  -6.76%   -5.64%   -8.96%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

*See page 7 for Lipper performance details.

* FUND'S MODERATE DEFENSIVE STANCE IMPORTANT EARLY IN THE PERIOD

Early last summer, with the economies of the United States and Asia slowing to a crawl, it remained an open question whether Europe's economy would follow suit. Demand for European exports was declining, but Europe's population of 350 million people seemed capable of generating enough internal business activity to continue growing. However, we sided with the pessimists. We considered it unlikely that Europe would remain an island of prosperity as exports fell and growth sectors such as technology and telecommunications struggled.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals           12.8%

Telecommunications        12.5%

Banking                   11.8%

Oil & gas                 11.2%

Insurance                 10.8%

Footnote reads:
*Based on net assets as of 12/31/01. Holdings will vary over time.


We acted on this view by maintaining significant exposure to energy, pharmaceutical, and insurance stocks, while limiting the fund's positions in technology, telecommunication, and cyclical stocks. We considered this moderately defensive. A more classic defensive stance would have emphasized more utilities and consumer staples companies. However, we found few utilities stocks in the region fundamentally attractive. Among consumer staples, we favored media companies but found that food companies were already fully valued and offered little upside potential. Also moderating our stance was that, as a rule, the fund seeks to provide broad exposure to European markets, so we rarely build extreme positions in sectors or countries. We target undervalued stocks of established companies that are deploying capital wisely to achieve earnings growth, and we adjust sector and country weightings to optimize the odds in our favor.

As stock prices generally declined from July through September, the fund's defensive positions helped to limit losses. The market trend was negative because corporate earnings were generally being revised downward. Even as conditions deteriorated, the European Central Bank refused to cut interest rates, citing exaggerated inflation concerns. Investors expected this tight monetary policy would choke off growth altogether, particularly in Germany, Europe's largest economy.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

TotalFinaElf SA
France
Oil & gas

Vodafone Group PLC
United Kingdom
Telecommunications

GlaxoSmithKline PLC
United Kingdom
Pharmaceuticals

ING Groep NV
Netherlands
Insurance

Shell Transport & Trading Co. PLC
United Kingdom
Oil & gas

Allianz AG
Germany
Insurance

AstraZeneca PLC
United Kingdom
Pharmaceuticals

Muenchener Rueckversicherungs-
Gesellschaft AG
Germany
Insurance

Sanofi-Synthelabo SA
France
Pharmaceuticals

BP PLC
United Kingdom
Oil & gas

Footnote reads:
These holdings represent 34.1% of the fund's net assets as of 12/31/01. Portfolio holdings will vary over time.


In these conditions, companies in sectors we emphasized -- energy, pharmaceuticals, and insurance -- were more consistent at meeting profit expectations at a time when many stocks in other sectors were missing targets or reducing expectations. Energy holdings like TotalFinaElf in France benefited in part from high oil prices. Our top pharmaceutical stocks, Sanofi-Synthelabo of France and AstraZeneca of the United Kingdom, were introducing new products. Insurance holdings, such as Muenchener Rueckversicherungs-Gesellschaft (Munich Re), were in the midst of positive structural change. Although these holdings, as well as others mentioned in this report, were viewed favorably at the end of the reporting period, all are subject to review and alteration in light of the fund's investment strategy.

During the summer, we also increased exposure to several telecommunications stocks that we considered deeply undervalued. We built up positions in Telecom Italia and Telefonica of Spain, which have strong cash flow and face little domestic competition in wireless services. We also added to Vodafone Group in the United Kingdom, Europe's leading wireless operator, and to Ericsson, the Swedish maker of wireless infrastructure equipment.

* SEPTEMBER SHOCK CHANGED INVESTMENT CONDITIONS

The September 11 tragedies immediately intensified market pessimism. The fund's defensive stance provided cushioning in some sectors -- for example, energy stocks held firm as oil prices rose during September. However, there were specific vulnerabilities, such as the fund's insurance stocks, which were faced with huge claims from the World Trade Center.

Morningstar gave Putnam Europe Growth Fund's class A shares a 4-star Overall Morningstar Rating [TRADEMARK] as of December 31, 2001, among 1,349 international equity funds.

For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating [TRADEMARK] metric each month by subtracting the return on a 90-day Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5-, and 10-year (if applicable) Morningstar Rating metrics. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. Past performance does not indicate future results. Putnam Europe Growth Fund's class A shares received 2, 4, and 4 stars for the 3-, 5-, and 10-year periods among the 1,349, 897, and 166 funds rated, respectively. It is possible for a 4-star fund to exhibit low or negative performance within a given period.


As the markets dropped, we assessed the situation and quickly concluded that stock prices were reflecting excessive pessimism. While September 11 was a singular tragedy, historically, markets tend to sell off in response to global emergencies, then recover in a matter of months. In October, a recovery in stock prices began.

Telecommunication stocks were among the fund's top performers during the market rally in the last few months of the year. The European Central Bank lowered interest rates by a full percentage point, and the resulting increase in liquidity benefited sectors and stocks that had been out of favor. Other strong fund holdings included media stocks, such as the advertising companies WPP in the United Kingdom and Publicis in France. However, while the fund made gains in the rally, its returns lagged behind broad market averages because the fund lacked large exposures to technology and banking stocks which appreciated strongly and instead favored media and insurance stocks. Banking stocks outperformed insurance stocks because of the unexpected cuts in short-term interest rates following September 11.

* FUND EMPHASIZED STOCK SELECTION OVER COUNTRY AND SECTOR DECISIONS

While the landscape has changed quite dramatically in the past six months, we have remained consistently focused on what we considered high-quality companies that could generate strong cash flow. We believed these stocks would outperform as the European economy slowed, and could sustain gains when sentiment turned more positive.

This explains why, although some of the fund's more defensive positions have declined as other sectors returned to favor, they are still key components of the portfolio. For example, we still believe Sanofi-Synthelabo of France is one of the most attractive stocks in Europe. It has a large pipeline of great new products, all of which have received FDA approval, giving it a leg up on competitors. One drug, Plavix, is a blockbuster product focused on preventing heart attacks. Its sleeping pill, Ambien, has excellent prospects, we believe, offering insomniacs an effective medicine arguably with less adverse effects than competing products.

In the insurance industry, we still favor the prospects of Munich Re. While this company must pay out claims for the World Trade Center, we actually bought more of the stock when its price dropped after September
11. That's because Munich Re should more than recoup the claims by raising premiums by 30% to 50%. These rates should be reflected in earnings growth during 2002 and 2003. In the same industry, we also hold Converium, a Swiss company that was spun off from Zurich Financial Services. In the energy industry, we continue to favor TotalFinaElf. The company is still realizing cost savings and can generate profits even if oil profits fall even further.

* CONDITIONS MODESTLY POSITIVE IN RECOVERY

While the six-month period concluded with an upswing, we do not anticipate that stocks will continue to rally in the same manner. Because of the rally, no sector now appears undervalued, though some individual stocks offer valuation opportunities. Generally speaking, European stock prices reflect the likelihood of economic recovery. We believe Europe's economy will improve, but expect it to happen gradually rather than quickly. Profits are likely to rebound even more slowly than the economy because most companies will not be able to raise prices. That's another reason we continue to favor high-quality companies with undervalued stocks. In a difficult and competitive environment, we expect the leading companies with the best business models and products to make the most of their advantages.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 12/31/01, there is no guarantee the fund will continue to hold these securities in the future. International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. The fund concentrates its investments in one region or in one sector and involves more risk than a fund that invests more broadly.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees.
He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries.
We look forward to the contributions Charles will make to the continued success of the Putnam funds.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Europe Growth Fund is designed for investors seeking capital appreciation through investments primarily in common stocks and other securities of European companies.

TOTAL RETURN FOR PERIODS ENDED 12/31/01

                     Class A        Class B         Class C         Class M
(inception dates)   (9/7/90)       (2/1/94)        (7/26/99)       (12/1/94)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months         -5.47% -10.92%  -5.79% -10.50%  -5.82%  -6.76%  -5.64%  -8.96%
------------------------------------------------------------------------------
1 year          -22.86  -27.29  -23.38  -27.21  -23.40  -24.16  -23.19  -25.88
------------------------------------------------------------------------------
5 years          35.39   27.59   30.64   28.64   30.55   30.55   32.45   27.80
Annual average    6.25    4.99    5.49    5.17    5.48    5.48    5.78    5.03
------------------------------------------------------------------------------
10 years        177.11  161.10  158.03  158.03  157.15  157.15  165.87  156.52
Annual average   10.73   10.07    9.94    9.94    9.91    9.91   10.27    9.88
------------------------------------------------------------------------------
Annual average
(life of fund)   10.86   10.28   10.04   10.04   10.03   10.03   10.37   10.02
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 12/31/01

                               MSCI Europe            Consumer
                                 Index               price index
------------------------------------------------------------------------------
6 months                         -3.25%                -0.34%
------------------------------------------------------------------------------
1 year                          -19.90                  1.60
------------------------------------------------------------------------------
5 years                          35.32                 11.44
Annual average                    6.24                  2.19
------------------------------------------------------------------------------
10 years                        151.11                 28.57
Annual average                    9.64                  2.54
------------------------------------------------------------------------------
Annual average
(life of fund)                    9.17                  2.66
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for classes A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund limited expenses, without which returns would have been lower. Performance does not reflect a 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase.

Lipper standing: Results for Putnam Europe Growth Fund's class A shares for the 6 month-period ended 12/31/01 were ahead of the average for the 189 international funds tracked by Lipper, Inc. The average return for the category was -5.60%.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 12/31/01

                       Class A         Class B        Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                  1              --             --             1
------------------------------------------------------------------------------
Income                 $0.1270           --             --          $0.0120
------------------------------------------------------------------------------
Capital gains             --             --             --             --
------------------------------------------------------------------------------
  Total                $0.1270          $--            $--          $0.0120
------------------------------------------------------------------------------
Share value:         NAV     POP        NAV            NAV        NAV     POP
------------------------------------------------------------------------------
6/30/01            $18.63  $19.77     $17.95         $18.39     $18.39  $19.06
------------------------------------------------------------------------------
12/31/01            17.48   18.55      16.91          17.32      17.34   17.97
------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.


COMPARATIVE BENCHMARKS

Morgan Stanley Capital International Europe Index (MSCI Europe) is an unmanaged index of securities from 13 European countries. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
December 31, 2001 (Unaudited)

COMMON STOCKS (99.3%) (a)
NUMBER OF SHARES                                                                                              VALUE
Belgium (0.6%)
-------------------------------------------------------------------------------------------------------------------
            526,598 Dexia                                                                            $    7,594,196

Denmark (1.7%)
-------------------------------------------------------------------------------------------------------------------
            645,783 Danske Bank A/S                                                                      10,365,947
            265,400 TDC A/S                                                                               9,458,134
                                                                                                      -------------
                                                                                                         19,824,081

Finland (1.9%)
-------------------------------------------------------------------------------------------------------------------
            529,582 Nokia OYJ                                                                            13,652,726
            317,580 TietoEnator OYJ                                                                       8,410,614
                                                                                                      -------------
                                                                                                         22,063,340

France (17.6%)
-------------------------------------------------------------------------------------------------------------------
            227,170 Accor SA                                                                              8,256,918
            138,039 Aventis SA                                                                            9,799,865
            202,251 BNP Paribas SA                                                                       18,094,406
            543,076 Bouygues SA                                                                          17,790,822
            190,281 Dassault Systemes SA                                                                  9,146,960
             32,765 Groupe Danone                                                                         3,995,934
            898,944 Havas Advertising SA                                                                  6,505,951
            752,573 Orange SA (NON)                                                                       6,819,994
            352,164 Publicis SA                                                                           9,326,518
            377,758 Sanofi-Synthelabo SA                                                                 28,180,278
            282,128 Societe Generale                                                                     15,784,799
              6,327 Societe Generale d'Enterprises 144A                                                     370,887
            185,658 Societe Television Francaise I                                                        4,692,093
            409,631 TotalFinaElf SA Class B                                                              58,490,424
             83,445 Vinci SA                                                                              4,891,518
            111,211 Vivendi Universal SA                                                                  6,088,502
                                                                                                      -------------
                                                                                                        208,235,869

Germany (9.3%)
-------------------------------------------------------------------------------------------------------------------
            106,905 Adidas-Salomon AG                                                                     7,946,430
            144,963 Allianz AG                                                                           34,261,730
            316,671 BASF AG                                                                              11,797,537
            327,161 Bayerische Motoren Werke (BMW) AG                                                    11,518,491
            367,700 Deutsche Post AG                                                                      5,073,561
            306,671 Metro AG                                                                             10,783,442
            107,652 Muenchener Rueckversicherungs-Gesellschaft AG                                        29,228,702
                                                                                                      -------------
                                                                                                        110,609,893

Ireland (3.8%)
-------------------------------------------------------------------------------------------------------------------
            748,344 Allied Irish Banks PLC                                                                8,660,286
            673,400 Bank of Ireland                                                                       6,246,380
            987,759 CRH PLC                                                                              17,436,580
            270,934 Elan Corp. PLC (NON)                                                                 12,541,643
                                                                                                      -------------
                                                                                                         44,884,889

Italy (6.1%)
-------------------------------------------------------------------------------------------------------------------
            386,916 ENI SpA                                                                               4,849,611
          1,059,335 Riunione Adriatica di Sicurta (RAS) SpA                                              12,476,155
          1,135,896 Sanpaolo IMI SpA                                                                     12,184,654
          2,672,700 Snam Rete Gas SpA 144A (NON)                                                          7,066,335
          2,620,800 Telecom Italia Mobile SpA                                                            14,628,137
          3,891,792 Telecom Italia SpA                                                                   20,786,839
                                                                                                      -------------
                                                                                                         71,991,731

Netherlands (9.0%)
-------------------------------------------------------------------------------------------------------------------
            275,395 Akzo-Nobel NV                                                                        12,294,605
            133,655 Gucci Group NV                                                                       11,347,310
            598,567 Hagemeyer NV                                                                         11,189,731
          1,799,344 ING Groep NV                                                                         45,874,865
            380,626 Koninklijke (Royal) Philips Electronics NV                                           11,310,254
            301,200 TNT Post Group NV                                                                     6,515,516
            260,648 VNU NV                                                                                8,007,316
                                                                                                      -------------
                                                                                                        106,539,597

Portugal (1.3%)
-------------------------------------------------------------------------------------------------------------------
          2,004,186 Portugal Telecom SGPS SA (NON)                                                       15,611,106

Spain (3.2%)
-------------------------------------------------------------------------------------------------------------------
            546,266 Altadis SA                                                                            9,288,062
            213,519 Banco Popular Espanol                                                                 7,009,952
          1,646,124 Telefonica SA (NON)                                                                  22,024,655
                                                                                                      -------------
                                                                                                         38,322,669

Sweden (4.6%)
-------------------------------------------------------------------------------------------------------------------
            317,747 Assa Abloy AB Class B                                                                 4,575,998
          1,440,823 Investor AB Class B                                                                  15,734,159
          1,541,000 Nordea AB                                                                             8,156,861
            500,777 Svenska Handelsbanken AB Class A                                                      7,355,167
          3,386,936 Telefonaktiebolaget LM Ericsson AB Class B                                           18,412,352
                                                                                                      -------------
                                                                                                         54,234,537

Switzerland (8.4%)
-------------------------------------------------------------------------------------------------------------------
            166,770 Ciba Specialty Chemicals AG                                                          10,428,151
            543,822 Cie Finance Richemont AG                                                             10,111,444
            113,300 Converium Holding AG (NON)                                                            5,510,674
             25,620 Julius Baer Holdings, Ltd. AG Class B                                                 8,647,059
             12,299 Lonza AG                                                                              8,042,680
             89,275 Nestle SA                                                                            19,047,342
            562,004 Novartis AG                                                                          20,323,192
             16,567 Synthes-Stratec, Inc.                                                                11,542,582
            121,310 UBS AG                                                                                6,126,915
                                                                                                      -------------
                                                                                                         99,780,039

United Kingdom (31.8%)
-------------------------------------------------------------------------------------------------------------------
            713,800 Abbey National PLC                                                                   10,179,473
            728,758 AstraZeneca PLC                                                                      32,853,938
          1,673,079 BAE Systems PLC                                                                       7,535,287
            459,689 BOC Group PLC                                                                         7,090,758
          3,498,007 BP PLC                                                                               27,182,201
          1,105,000 Cadbury Schweppes PLC                                                                 7,043,022
          1,441,807 Compass Group PLC                                                                    10,805,305
          1,920,867 GlaxoSmithKline PLC                                                                  48,162,083
          1,154,200 Hays PLC                                                                              3,493,551
            761,239 HBOS PLC                                                                              8,817,730
          1,692,046 HSBC Holdings PLC                                                                    19,845,859
          1,557,100 Misys PLC                                                                             7,364,149
            705,479 Rio Tinto PLC                                                                        13,510,228
          2,015,707 Scottish Power PLC                                                                   11,146,376
            840,518 Severn Trent PLC                                                                      8,794,246
          6,080,894 Shell Transport & Trading Co. PLC                                                    41,766,888
            552,184 Smiths Group PLC                                                                      5,439,953
            684,400 South African Breweries PLC                                                           4,660,994
            635,200 South African Breweries, Ltd. 144A                                                    4,325,925
          2,323,626 Tesco PLC                                                                             8,419,538
            725,600 United Business Media PLC                                                             5,068,287
         22,282,916 Vodafone Group PLC                                                                   58,285,915
          2,480,190 William Morrison Supermarkets PLC                                                     7,281,505
          1,551,655 WPP Group PLC                                                                        17,160,560
                                                                                                     --------------
                                                                                                        376,233,771
                                                                                                     --------------
                    Total Common Stocks (cost $1,085,225,721)                                        $1,175,925,718

SHORT-TERM INVESTMENTS (0.6%) (cost $7,690,000) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         7,690,000 Interest in $500,000,000 joint tri-party
                    repurchase agreement dated
                    December 31, 2001 with Credit Suisse
                    First Boston due January 2, 2002 with
                    respect to various U.S. Government
                    obligations -- maturity value of $7,690,769
                    for an effective yield of 1.80%                                                  $    7,690,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,092,915,721) (b)                                      $1,183,615,718
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,183,941,963.

  (b) The aggregate identified cost on a tax basis is $1,108,023,353, resulting in gross unrealized appreciation and depreciation of $139,425,950 and $63,833,585, respectively, or net unrealized appreciation of $75,592,365.

(NON) Non-income-producing security.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The fund had the following industry group concentrations greater than 10% at December 31, 2001:

          Pharmaceuticals         12.8%
          Telecommunications      12.5
          Banking                 11.8
          Oil & gas               11.2
          Insurance               10.8

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
December 31, 2001 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,092,915,721) (Note 1)                                    $1,183,615,718
-------------------------------------------------------------------------------------------
Cash                                                                                    791
-------------------------------------------------------------------------------------------
Dividends and other receivables                                                   3,061,252
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            1,170,021
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    5,181,784
-------------------------------------------------------------------------------------------
Total assets                                                                  1,193,029,566

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                52,267
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                    511,002
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        4,806,930
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,256,343
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          547,324
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        48,028
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          6,729
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              857,915
-------------------------------------------------------------------------------------------
Other accrued expenses                                                                1,065
-------------------------------------------------------------------------------------------
Total liabilities                                                                 9,087,603
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,183,941,963

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,305,561,478
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (3,150,365)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
and foreign currency transactions (Note 1)                                     (209,152,712)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                90,683,562
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $1,183,941,963

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($662,513,353 divided by 37,893,262 shares)                                          $17.48
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $17.48)*                              $18.55
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($466,324,721 divided by 27,579,801 shares)**                                        $16.91
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($13,524,765 divided by 780,658 shares)**                                            $17.32
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($41,579,124 divided by 2,397,269 shares)                                            $17.34
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $17.34)*                              $17.97
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended December 31, 2001 (Unaudited)
Investment loss
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $974,452)                                     $  7,819,635
-------------------------------------------------------------------------------------------
Interest                                                                            488,372
-------------------------------------------------------------------------------------------
Securities lending                                                                   14,273
-------------------------------------------------------------------------------------------
Total investment income                                                           8,322,280

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,695,713
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,350,180
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    28,670
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     13,308
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               885,889
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,526,979
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                74,450
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               171,345
-------------------------------------------------------------------------------------------
Other                                                                               464,302
-------------------------------------------------------------------------------------------
Total expenses                                                                   10,210,836
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (884,476)
-------------------------------------------------------------------------------------------
Net expenses                                                                      9,326,360
-------------------------------------------------------------------------------------------
Net investment loss                                                              (1,004,080)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (100,365,771)
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                                 10,421
-------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                          43,360
-------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the period                                                193,473
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                     21,273,860
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (78,844,657)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $ (79,848,737)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                      December 31          June 30
                                                                            2001*             2001
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income (loss)                                      $    (1,004,080)  $    3,228,308
--------------------------------------------------------------------------------------------------
Net realized loss on investments and
foreign currency transactions                                        (100,311,990)    (106,030,426)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments
and assets and liablilities in foreign currencies                      21,467,333     (361,565,341)
--------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                  (79,848,737)    (464,367,459)
--------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
--------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                             (4,809,935)        (436,959)
--------------------------------------------------------------------------------------------------
   Class M                                                                (29,039)              --
--------------------------------------------------------------------------------------------------
  From net realized gain on investments
   Class A                                                                     --      (84,928,948)
--------------------------------------------------------------------------------------------------
   Class B                                                                     --      (69,198,813)
--------------------------------------------------------------------------------------------------
   Class C                                                                     --       (1,430,952)
--------------------------------------------------------------------------------------------------
   Class M                                                                     --       (6,517,912)
--------------------------------------------------------------------------------------------------
Increase (decrease) from
capital share transactions (Note 4)                                  (169,134,243)         291,153
--------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (253,821,954)    (626,589,890)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                 1,437,763,917    2,064,353,807
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess and
undistributed net investment income of
$3,150,365 and $2,692,689, respectively)                           $1,183,941,963   $1,437,763,917
--------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           December 31
operating performance               (Unaudited)                        Year ended June 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.63       $26.71       $21.72       $23.68       $18.96       $15.91
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .01          .12          .11          .16          .31          .24
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.03)       (6.05)        5.11         (.91)        5.91         4.07
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.02)       (5.93)        5.22         (.75)        6.22         4.31
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.13)        (.01)        (.19)        (.21)        (.37)        (.20)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.14)        (.04)        (.88)       (1.13)       (1.06)
------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --           --           --         (.12)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.13)       (2.15)        (.23)       (1.21)       (1.50)       (1.26)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.48       $18.63       $26.71       $21.72       $23.68       $18.96
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (5.47)*     (23.32)       24.07        (2.99)       35.22        28.49
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $662,513     $786,342   $1,094,311     $903,697     $791,871     $313,492
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .64*        1.23         1.21         1.23         1.32         1.45
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .08*         .52          .46          .72         1.46         1.43
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 34.15*       88.89       110.71        65.08        48.86        55.45
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                           December 31
operating performance               (Unaudited)                         Year ended June 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $17.95       $25.99       $21.14       $23.11       $18.56       $15.64
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.05)        (.05)        (.07)          --(d)       .14          .13
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.99)       (5.85)        4.98         (.88)        5.80         3.97
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.04)       (5.90)        4.91         (.88)        5.94         4.10
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                         --           --         (.02)        (.09)        (.26)        (.12)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.14)        (.04)        (.88)       (1.13)       (1.06)
------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --           --           --         (.12)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                       --        (2.14)        (.06)       (1.09)       (1.39)       (1.18)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $16.91       $17.95       $25.99       $21.14       $23.11       $18.56
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (5.79)*     (23.87)       23.23        (3.66)       34.26        27.51
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $466,325     $580,207     $877,126     $790,680     $633,294     $261,454
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.02*        1.98         1.96         1.98         2.07         2.20
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.29)*       (.24)        (.30)        (.01)         .69          .76
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 34.15*       88.89       110.71        65.08        48.86        55.45
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Amount represents less than $0.01 per share.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                    Six months
                                       ended                 For the period
Per-share                           December 31  Year ended  July 26, 1999+
operating performance               (Unaudited)    June 30     to June 30
---------------------------------------------------------------------------
                                        2001         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.39       $26.56       $21.68
---------------------------------------------------------------------------
Investment operations
---------------------------------------------------------------------------
Net investment loss (a)                 (.05)        (.03)        (.02)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.02)       (6.00)        5.10
---------------------------------------------------------------------------
Total from
investment operations                  (1.07)       (6.03)        5.08
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net
investment income                         --           --         (.16)
---------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.14)        (.04)
---------------------------------------------------------------------------
Total distributions                       --        (2.14)        (.20)
---------------------------------------------------------------------------
Net asset value,
end of period                         $17.32       $18.39       $26.56
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (5.82)*     (23.85)       23.06*
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $13,525      $17,113      $13,501
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.02*        1.98         1.82*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.29)*       (.12)        (.08)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 34.15*       88.89       110.71
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                           December 31
operating performance               (Unaudited)                         Year ended June 30
------------------------------------------------------------------------------------------------------------------
                                        2001         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $18.39       $26.50       $21.48       $23.51       $18.85       $15.86
------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)         (.03)         .01         (.02)         .02          .20          .19
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.01)       (5.98)        5.08         (.85)        5.89         4.03
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.04)       (5.97)        5.06         (.83)        6.09         4.22
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.01)          --           --(d)      (.20)        (.30)        (.17)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (2.14)        (.04)        (.88)       (1.13)       (1.06)
------------------------------------------------------------------------------------------------------------------
In excess of net realized gain
on investments                            --           --           --         (.12)          --           --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.01)       (2.14)        (.04)       (1.20)       (1.43)       (1.23)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $17.34       $18.39       $26.50       $21.48       $23.51       $18.85
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                 (5.64)*     (23.67)       23.58        (3.37)       34.56        27.91
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $41,579      $54,103      $79,416      $97,950      $42,614      $15,811
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .89*        1.73         1.71         1.73         1.82         1.95
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)        (.16)*        .04         (.08)         .07          .99         1.10
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 34.15*       88.89       110.71        65.08        48.86        55.45
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (d) Amount represents less than $0.01 per share.



NOTES TO FINANCIAL STATEMENTS
December 31, 2001 (Unaudited)

Note 1
Significant accounting policies

Putnam Europe Growth Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks and other securities of European companies.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended December 31, 2001, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2001, the fund had a capital loss carryover of approximately $883,000 available to offset future net capital gain, if any, which will expire on June 30, 2009.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion, and 0.53% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended December 31, 2001, the fund's expenses were reduced by $884,476 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,881 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended December 31, 2001, Putnam Retail Management, acting as underwriter received net commissions of $33,637 and $41,692 from the sale of class A and class M shares, respectively, and received $561,611 and $1,336 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended December 31, 2001, Putnam Retail Management, acting as underwriter received $50,641 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended December 31, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $427,437,207 and $593,282,400, respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the period:

                                              Contract             Premiums
                                               Amounts             Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of period                          $      --            $     --
---------------------------------------------------------------------------
Options opened                                  34,300              10,421
---------------------------------------------------------------------------
Options expired                                (34,300)            (10,421)
---------------------------------------------------------------------------
Options closed                                      --                  --
---------------------------------------------------------------------------
Written options
outstanding at end
of period                                    $      --            $     --
---------------------------------------------------------------------------

Note 4
Capital shares

At December 31, 2001, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended December 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 21,971,269       $ 377,432,595
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                            21,971,269         377,432,595

Shares
repurchased                                (26,279,123)       (456,555,585)
---------------------------------------------------------------------------
Net decrease                                (4,307,854)      $ (79,122,990)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 51,806,586     $ 1,129,315,843
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                3,641,008          78,718,610
---------------------------------------------------------------------------
                                            55,447,594       1,208,034,453

Shares
repurchased                                (54,211,628)     (1,185,896,120)
---------------------------------------------------------------------------
Net increase                                 1,235,966     $    22,138,333
---------------------------------------------------------------------------

                                        Six months ended December 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    847,424        $ 14,163,585
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                               847,424          14,163,585

Shares
repurchased                                 (5,589,090)        (92,134,745)
---------------------------------------------------------------------------
Net decrease                                (4,741,666)       $(77,971,160)
---------------------------------------------------------------------------

                                               Year ended June 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,932,132       $  87,372,829
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                2,948,583          61,625,519
---------------------------------------------------------------------------
                                             6,880,715         148,998,348

Shares
repurchased                                 (8,306,041)       (178,077,001)
---------------------------------------------------------------------------
Net decrease                                (1,425,326)      $ (29,078,653)
---------------------------------------------------------------------------

                                        Six months ended December 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,232,843        $ 20,924,906
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             1,232,843          20,924,906

Shares
repurchased                                 (1,382,944)        (23,699,311)
---------------------------------------------------------------------------
Net decrease                                  (150,101)       $ (2,774,405)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,618,432        $ 34,189,214
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                   51,480           1,102,183
---------------------------------------------------------------------------
                                             1,669,912          35,291,397

Shares
repurchased                                 (1,247,394)        (25,946,131)
---------------------------------------------------------------------------
Net increase                                   422,518        $  9,345,266
---------------------------------------------------------------------------

                                        Six months ended December 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,699,611        $ 28,947,342
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                       --                  --
---------------------------------------------------------------------------
                                             1,699,611          28,947,342

Shares
repurchased                                 (2,244,531)        (38,213,030)
---------------------------------------------------------------------------
Net decrease                                  (544,920)       $ (9,265,688)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,822,093        $ 83,147,317
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                  140,206           2,999,006
---------------------------------------------------------------------------
                                             3,962,299          86,146,323

Shares
repurchased                                 (4,016,702)        (88,260,116)
---------------------------------------------------------------------------
Net decrease                                   (54,403)       $ (2,113,793)
---------------------------------------------------------------------------


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK] Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Justin M. Scott
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam Europe Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


SA005-79230  057/234/688  2/02